SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : July 25, 2001


      STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-16               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 2001 among Structured Asset Securities Corporation, as depositor, Washington Mutual Mortgage Securities Corp. and Aurora Loan Services Inc., as master servicers, Bank One, N.A., as Trustee, and The Chase Manhattan Bank, as Securities Adaministrator. On July 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date:  August 13, 2001            By:   /s/ Karen Schluter
                                 Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2001



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                    Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest       Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       109,713,000.00   105,052,798.41    4,878,937.73     700,351.99   5,579,289.72     0.00    0.00          100,173,860.68
IA2           509,351.00       504,064.49        7,584.82           0.00       7,584.82     0.00    0.00              496,479.67
IIA1       51,424,000.00    47,815,380.41    5,009,277.96     169,545.37   5,178,823.33     0.00    0.00           42,806,102.45
IIA4          958,956.00       792,003.75       46,303.05           0.00      46,303.05     0.00    0.00              745,700.70
IIIA1      46,757,000.00    43,462,704.50    2,560,087.59     157,733.40   2,717,820.99     0.00    0.00           40,902,616.91
IIIA4         437,202.00       415,317.68        4,114.60           0.00       4,114.60     0.00    0.00              411,203.08
IVA1      263,356,000.00   257,847,387.09    6,918,162.82   1,393,254.29   8,311,417.11     0.00    0.00          250,929,224.27
B1I         4,158,000.00     4,155,462.64        2,551.34      24,240.20      26,791.54     0.00    0.00            4,152,911.30
B2I         1,202,000.00     1,201,266.50          737.55       8,008.44       8,745.99     0.00    0.00            1,200,528.95
B3I           655,000.00       654,600.30          401.91       4,364.00       4,765.91     0.00    0.00              654,198.39
B4I           545,000.00       544,667.42          334.41       3,631.12       3,965.53     0.00    0.00              544,333.01
B5I           218,000.00       217,866.97          133.76       1,452.45       1,586.21     0.00    0.00              217,733.21
B6I           337,609.00       337,402.98          189.59       2,249.35       2,438.94     0.00    0.00              337,213.39
B1II        3,402,000.00     3,400,931.50        1,081.86      19,226.85      20,308.71     0.00    0.00            3,399,849.64
B2II        1,361,000.00     1,360,555.21          450.35       7,691.77       8,142.12     0.00    0.00            1,360,104.86
B3II        1,361,000.00     1,360,572.54          432.81       7,691.87       8,124.68     0.00    0.00            1,360,139.73
B4II        1,361,000.00     1,360,572.54          432.81       7,691.87       8,124.68     0.00    0.00            1,360,139.73
B5II          680,000.00       679,786.43          216.25       3,843.11       4,059.36     0.00    0.00              679,570.18
B6II          682,209.00       682,012.31          216.95       3,855.69       4,072.64     0.00    0.00              681,795.36
R1                100.00             0.00            0.00           0.00           0.00     0.00    0.00                    0.00
R2                100.00             0.00            0.00           0.00           0.00     0.00    0.00                    0.00
IIA2        1,000,000.00       929,826.16       97,411.29       3,297.01     100,708.30     0.00    0.00              832,414.87
IIIA2       1,000,000.00       929,544.34       54,753.03       3,373.47      58,126.50     0.00    0.00              874,791.31
IA3         8,249,113.00     7,889,183.00            0.00      52,594.55      52,594.55     0.00    0.00            7,484,216.84
IIA3       52,424,000.00    48,745,206.57            0.00     152,125.67     152,125.67     0.00    0.00           43,638,517.32
IIA5        1,449,756.00     1,374,709.89            0.00       9,164.73       9,164.73     0.00    0.00            1,224,639.12
IIIA3      47,757,000.00    44,392,248.83            0.00     134,841.46     134,841.46     0.00    0.00           41,777,408.21
IIIA5       1,777,463.00     1,668,589.76            0.00      11,123.93      11,123.93     0.00    0.00            1,560,003.72
IVA2      263,356,000.00   257,847,387.09            0.00      64,461.85      64,461.85     0.00    0.00          250,929,224.27
B1IX        4,158,000.00     4,155,462.64            0.00       3,462.89       3,462.89     0.00    0.00            4,152,911.30
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                    Beginning                                                        Ending              Class        Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                             Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1     86358RBS5   957.52370649    44.47000565      6.38349138      50.85349703     913.05370084          IA1           8.000000 %
IA2     86358RBT3   989.62108644    14.89114579      0.00000000      14.89114579     974.72994065          IA2           0.000000 %
IIA1    86358RBV8   929.82615919    97.41128578      3.29700860     100.70829438     832.41487341         IIA1           4.255000 %
IIA4    86358RBX4   825.90207476    48.28485353      0.00000000      48.28485353     777.61722123         IIA4           0.000000 %
IIIA1   86358RBZ9   929.54433561    54.75303356      3.37347135      58.12650491     874.79130205         IIIA1          4.355000 %
IIIA4   86358RCB1   949.94460227     9.41121038      0.00000000       9.41121038     940.53339189         IIIA4          0.000000 %
IVA1    86358RCD7   979.08301725    26.26924323      5.29038370      31.55962693     952.81377402         IVA1           6.484088 %
B1I     86358RCF2   999.38976431     0.61359788      5.82977393       6.44337181     998.77616643          B1I           7.000000 %
B2I     86358RCG0   999.38976705     0.61360233      6.66259567       7.27619800     998.77616473          B2I           8.000000 %
B3I     86358RCH8   999.38977099     0.61360305      6.66259542       7.27619847     998.77616794          B3I           8.000000 %
B4I     N/A         999.38976147     0.61359633      6.66260550       7.27620183     998.77616514          B4I           8.000000 %
B5I     N/A         999.38977064     0.61357798      6.66261468       7.27619266     998.77619266          B5I           8.000000 %
B6I     N/A         999.38976745     0.56156678      6.66258897       7.22415575     998.82820067          B6I           8.000000 %
B1II    86358RCJ4   999.68592005     0.31800705      5.65163139       5.96963845     999.36791299         B1II           6.784088 %
B2II    86358RCK1   999.67318883     0.33089640      5.65155768       5.98245408     999.34229243         B2II           6.784088 %
B3II    86358RCL9   999.68592212     0.31800882      5.65163115       5.96963997     999.36791330         B3II           6.784088 %
B4II    N/A         999.68592212     0.31800882      5.65163115       5.96963997     999.36791330         B4II           6.784088 %
B5II    N/A         999.68592647     0.31801471      5.65163235       5.96964706     999.36791176         B5II           6.784088 %
B6II    N/A         999.71168659     0.31801105      5.65177240       5.96978345     999.39367555         B6II           6.784088 %
R1      86358RCM7     0.00000000     0.00000000      0.00000000       0.00000000       0.00000000          R1            8.000000 %
R2      86358RCN5     0.00000000     0.00000000      0.00000000       0.00000000       0.00000000          R2            6.784088 %
IIA2    N/A         929.82616000    97.41129000      3.29701000     100.70830000     832.41487000         IIA2           4.255000 %
IIIA2   N/A         929.54434000    54.75303000      3.37347000      58.12650000     874.79131000         IIIA2          4.355000 %
TOTALS              964.54256585    39.87593911      5.13420307      45.01014219     924.66662674

IA3     86358RBU0   956.36743005     0.00000000      6.37578246       6.37578246     907.27534463          IA3           8.000000 %
IIA3    86358RBW6   929.82615920     0.00000000      2.90183256       2.90183256     832.41487334         IIA3           3.745000 %
IIA5    86358RBY2   948.23535133     0.00000000      6.32156722       6.32156722     844.72084958         IIA5           8.000000 %
IIIA3   86358RCA3   929.54433549     0.00000000      2.82349101       2.82349101     874.79130201         IIIA3          3.645000 %
IIIA5   86358RCC9   938.74795706     0.00000000      6.25831874       6.25831874     877.65749273         IIIA5          8.000000 %
IVA2    86358RCE5   979.08301725     0.00000000      0.24477077       0.24477077     952.81377402         IVA2           0.300000 %
B1IX    86358RCX3   999.38976431     0.00000000      0.83282588       0.83282588     998.77616643         B1IX           1.000000 %
-------------------------------------------------------------------------------------------------------------   -------------------

                                       -7-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2001


               Scheduled Principal Amounts                                                       212,199.99
                        Group 1 Scheduled Principal Amounts                                       67,726.18
                        Group 2 Scheduled Principal Amounts                                       31,087.99
                        Group 3 Scheduled Principal Amounts                                       28,575.44
                        Group 4 Scheduled Principal Amounts                                       84,810.38

               Unscheduled Principal Amounts                                                  19,371,612.51
                        Group 1 Unscheduled Principal Amounts                                  4,821,083.56
                        Group 2 Unscheduled Principal Amounts                                  5,122,988.38
                        Group 3 Unscheduled Principal Amounts                                  2,591,374.65
                        Group 4 Unscheduled Principal Amounts                                  6,836,165.92

               Aggregate  Advances                                                                     0.00
                       Group 1  Aggregate  Advances                                                    0.00
                       Group 2 Aggregate  Advances                                                     0.00
                       Group 3 Aggregate  Advances                                                     0.00
                       Group 4 Aggregate  Advances                                                     0.00

               Ending Principal Balance                                                      454,123,756.62
                       Group 1 Ending Principal Balance                                      104,367,975.74
                       Group 2 Ending Principal Balance                                       46,175,728.30
                       Group 3 Ending Principal Balance                                       43,806,366.59
                       Group 4 Ending Principal Balance                                      259,773,685.99

               Current Period Realized Losses                                                          0.00
                       Group 1 Current Period Realized Losses                                          0.00
                       Group 2 Current Period Realized Losses                                          0.00
                       Group 3 Current Period Realized Losses                                          0.00
                       Group 4 Current Period Realized Losses                                          0.00

               Bankruptcy Losses                                                                       0.00
                       Group 1 Bankruptcy Losses                                                       0.00
                       Group 2 Bankruptcy Losses                                                       0.00
                       Group 3 Bankruptcy Losses                                                       0.00
                       Group 4 Bankruptcy Losses                                                       0.00

               Fraud Losses                                                                            0.00
                       Group 1 Fraud Losses                                                            0.00
                       Group 2 Fraud Losses                                                            0.00
                       Group 3 Fraud Losses                                                            0.00
                       Group 4 Fraud Losses                                                            0.00

               Special Hazard Losses                                                                   0.00
                       Group 1 Special Hazard Losses                                                   0.00
                       Group 2 Special Hazard Losses                                                   0.00
                       Group 3 Special Hazard Losses                                                   0.00
                       Group 4 Special Hazard Losses                                                   0.00

               Group 1,2,3 Bankruptcy Loss Amount                                                131,326.00
               Group 4 Bankruptcy Loss Amount                                                    100,000.00

               Group 1,2,3 Fraud Loss Amount                                                   2,189,153.00
               Group 4 Fraud Loss Amount                                                       2,722,034.00

               Group 1,2,3,4 Special Hazard Loss Amount                                       10,302,057.00

               Servicing Fees                                                                    190,890.86

               Sub-Servicing Fees (includes Retained Interest)                                     6,170.00

               Trustee Fees                                                                        1,381.65





                                      -8-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2001


Sec. 4.03(ix)  Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

               Group 1
               Category              Number          Principal Balance            Percentage
               1 Month                    9             1,370,627.46                  1.31 %
               2 Month                    0                     0.00                  0.00 %
               3 Month                    0                     0.00                  0.00 %
               Total                      9             1,370,627.46                  1.31 %

                Group 2
               Category              Number          Principal Balance            Percentage
               1 Month                    1               373,330.31                  0.81 %
               2 Month                    0                     0.00                  0.00 %
               3 Month                    0                     0.00                  0.00 %
               Total                      1               373,330.31                  0.81 %

                Group 3
               Category              Number          Principal Balance            Percentage
               1 Month                    2               380,957.51                  0.82 %
               2 Month                    1               184,501.95                  0.42 %
               3 Month                    0                     0.00                  0.00 %
               Total                      1               184,501.95                  0.42 %


                Group 4
               Category              Number          Principal Balance            Percentage
               1 Month                    8             3,763,677.61                  1.45 %
               2 Month                    2             1,244,929.03                  0.48 %
               3 Month                    0                     0.00                  0.00 %
               Total                     10             5,008,606.64                  1.93 %


               Group Totals
               Category              Number          Principal Balance            Percentage
               1 Month                   18             5,507,635.38                  1.21 %
               2 Month                    3             1,429,430.98                  0.31 %
               3 Month                    0                     0.00                  0.00 %
               Total                     21             6,937,066.36                  1.52 %


               Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                       Group 1
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 2
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 4
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %









                                      -9-

             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2001


Sec. 4.03(x)   Number and Aggregate Principal Amounts of REO Loans


                       Group 1
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 2
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 4
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %


               Aggregate Outstanding Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfall                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00










                                      -10-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2001

Sec. 4.03(viv  Aggregate Outstanding Prepayment Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfall                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                   THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------


